UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 26, 2025

COCA COLA CO
(Exact name of Registrant as specified in its charter)

Delaware		001-02217	58-0628465
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Coca-Cola Plaza
Atlanta,	Georgia		30313
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
0.400% Notes Due 2030	KO30B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
3.125% Notes Due 2032	KO32	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.950% Notes Due 2036	KO36A	New York Stock Exchange
3.375% Notes Due 2037	KO37	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange
3.500% Notes Due 2044	KO44	New York Stock Exchange
3.750% Notes Due 2053	KO53	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 8.01.     Other Events.
Effective January 1, 2025, The Coca-Cola Company (“Company”) sunset its Global Ventures operating segment to streamline and simplify the Company’s operating structure. The Global Ventures operating segment was established in 2019 primarily to oversee the Company’s ownership of Costa Limited (“Costa”), innocent and doğadan, as well as the fees earned pursuant to distribution coordination agreements between the Company and Monster Beverage Corporation (“Monster”). Effective January 1, 2025, the results of the Costa (excluding the ready-to-drink business), innocent and doğadan businesses are reported within the Company’s Europe, Middle East and Africa operating segment. Costa’s ready-to-drink business and the fees related to Monster are reported within the applicable geographic operating segments.
The Company is filing this Current Report on Form 8-K to update historical operating segment financial information and related disclosures contained in its Annual Report on Form 10-K for the year ended December 31, 2024 (“2024 Form 10-K”) to reflect the change in the Company’s operating segments. Exhibit 99.1 hereto, which is incorporated by reference, contains items from the 2024 Form 10-K that have been updated to reflect the change in the Company’s operating segments as described above. All other information in the 2024 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2024 Form 10-K with the Securities and Exchange Commission. For material developments since the filing of the 2024 Form 10-K, refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 28, 2025.
Item 9.01(d).    Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.
Exhibit 99.1
Items from Annual Report on Form 10-K for the year ended December 31, 2024, revised to update historical operating segment financial information and related disclosures to reflect a change in the Company’s operating segments: Part I, “Item 1. Business”; Part I, “Item 2. Properties”; Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and Part II, “Item 8. Financial Statements and Supplementary Data”.

Exhibit 101
The following revised financial information related to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, formatted in iXBRL (Inline Extensible Business Reporting Language): (i) Consolidated Statements of Income for the years ended December 31, 2024, 2023 and 2022, (ii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2024, 2023 and 2022, (iii) Consolidated Balance Sheets as of December 31, 2024 and 2023, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2024, 2023 and 2022, (v) Consolidated Statements of Shareowners’ Equity for the years ended December 31, 2024, 2023 and 2022, and (vi) Notes to Consolidated Financial Statements.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: June 26, 2025	By:	/s/ ERIN L. MAY
Erin L. May Senior Vice President, Controller and Chief Accounting Officer